UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 8, 2010

AMCORE FINANCIAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

0-13393	36-3183870
(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Street, Rockford, Illinois	61104
(Address of Principal Executive Offices)	(Zip Code)

(815) 968-2241
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

By letter dated January 8, 2010 (the “Response Letter”), the Office of the Comptroller of the Currency (the “OCC”) notified AMCORE Bank, N.A. (the “Bank”), a wholly owned subsidiary of AMCORE Financial, Inc. (the “Company”), that its Capital Restoration Plan (“CRP”) submitted on December 4, 2009 is not acceptable.  According to the OCC, the CRP was not accepted because, among other things, it did not meet the statutory requirements that the CRP be based on “realistic assumptions” and be likely to succeed in restoring the Bank’s capital. The Bank was required to submit a CRP pursuant to a letter from the OCC dated November 4, 2009.   In addition, on January 12, 2010, the Federal Reserve Bank of Chicago (the “FRB”) notified the Company that the Company’s capital plan previously submitted to the FRB continues to be unacceptable in addressing the capital erosion of the Company and the Bank.

The Response Letter provides that even if the Bank’s capital ratios improve to the undercapitalized category, the Bank will continue to be subject to operational restrictions applicable to significantly undercapitalized institutions until such time as the Bank has submitted to the OCC an acceptable CRP.

The OCC also stated its view that the recently announced asset sales by the Bank have increased the overall risk to the Bank’s capital base.  The Bank’s management, however, believes that such transactions are critical steps to better position the Bank to attract outside capital.

The Company and the Bank continue to work with financial and professional advisors in seeking outside capital to restore the Bank’s capital to levels acceptable to the OCC.

On January 13, 2010, the Company mailed a letter to its community leaders and made it available to all shareholders and customers on the Company’s website www.AMCORE.com.  A copy of the letter is attached as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 8.01 of this Current Report on Form 8-K and the attached Exhibit shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.          Description

99.1                      Letter to community leaders dated January 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 13, 2010                                             AMCORE Financial, Inc.
(Registrant)

_______________________________________
Judith Carre Sutfin
Executive Vice President and Chief Financial Officer
(Duly authorized officer of the registrant
 and principal financial officer)

EXHIBIT INDEX

Exhibit No.          Description

99.1                      Letter to community leaders dated January 13, 2010.